EXHIBIT 10.1

AMENDMENT NUMBER THREE TO

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

        This AMENDMENT NUMBER THREE TO THIRD AMENDED AND RESTATED LOA AND SECURITY AGREEMENT (this “Amendment”) is entered into as of May 7, 2008, by and among ACME COMMUNICATIONS, INC., a Delaware corporation (“Parent”), ACME TELEVISION, LLC, a Delaware limited liability company (“Borrower”), the lenders identified on the signature pages hereof (the “Lenders”) and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (“Agent”).

W I T N E S S E T H:

         WHEREAS, Parent, Borrower, Agent and the Lenders have entered into that certain Third Amended and Restated Loan and Security Agreement dated as of March 29, 2006, as amended by that certain Amendment Number One to Third Amended and Restated Loan and Security Agreement dated as of August 30, 2006 and as further amended by that certain Amendment Number Two to Third Amended and Restated Loan and Security Agreement dated as of February 15, 2007 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement), pursuant to which the Lenders have agreed to make loans and other financial accommodations to Borrower from time to time;

         WHEREAS, Borrowers have requested that Agent and the Lenders agree to amend the Loan Agreement; and

         WHEREAS, Agent and the Lenders are willing to amend the Loan Agreement, subject to the satisfaction of the conditions set forth herein.

         NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Amendments to Loan Agreement.

(a)     Amendment to Section 1.1 of the Loan Agreement. Section 1.1 of the Loan Agreement, Definitions, is hereby modified and amended by deleting the definition of “Maximum Revolver Amount” in such Section in its entirety and by substituting the following in lieu thereof:

“ Maximum Revolver Amount” means $6,000,000 subject to the possible reduction of such amount pursuant to Section 2.2.

(b)     Amendment to Schedule C-1 to the Loan Agreement. Schedule C-1 to the Loan Agreement, Commitments, is hereby modified and amended by deleting such Schedule in its entirety and by substituting Schedule C-1 attached hereto in lieu thereof.

2.     No Other Amendments or Waivers. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or the Lenders under the Loan Agreement and any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. Except for the amendments set forth in Section 1 hereof, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each of Borrower, Parent and each Guarantor hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Loan Agreement or any of the other Loan Documents or a course of dealing with Agent or the Lenders at variance with the Loan Agreement or any of the other Loan Documents such as to require further notice by Agent or the Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each of Borrower, Parent and each Guarantor acknowledges and expressly agrees that Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Loan Documents. Neither Borrower, Parent nor any Guarantor has any knowledge of any challenge to Agent’s or any Lender’s claims arising under the Loan Documents or to the effectiveness of the Loan Documents.

3.     Conditions Precedent to Amendment. This Amendment shall be effective as of the date first set forth above upon the satisfaction of the following conditions precedent in a manner acceptable to Agent:

(a)     Agent shall have received a counterpart of this Amendment duly executed by Borrower, Parent, the Guarantors and the Lenders; and

(b)     Agent shall have received such other documents, instruments, and information executed and/or delivered by Borrower, Parent and the Guarantors as Agent or Agent’s counsel may require.

4.     Representations and Warranties of Borrower, Parent and Guarantors. Each of Borrower, Parent and each Guarantor represents and warrants as follows:

(a)     The execution, delivery and performance of this Amendment are within such Person’s powers, have been duly authorized by all necessary action and do not (i) violate any provision of federal, state, or local law or regulation applicable to such Person, the Governing Documents of such Person, or any order, judgment, or decree of any court or other Governmental Authority binding on such Person, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of such Person, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Person, other than Permitted Liens, or (iv) require any approval of such Person’s interestholders or any approval or consent of any other Person under any material contractual obligation of such Person

(b)     Each representation or warranty of such person set forth in the Loan Agreement and the other Loan Documents, is hereby restated and reaffirmed as true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), on and as of the date of this Amendment, and after giving effect to this Amendment, as if such representation or warranty were made on and as of the date of, and after giving effect to, this Amendment (except to the extent that such representations and warranties relate solely to an earlier date).

(c)     This Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(d)     No Default or Event of Default has occurred and is continuing.

5.     Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

6.     Costs and Expenses. Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.

7.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

8.     Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

9.     Affirmation of Guaranty. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liabilities under the provisions of the Guaranty remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under the Guaranty or any of the other Loan Documents to which it is a party.

10.   Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall be as effective as delivery of a manually executed counterpart hereof.

        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER:	ACME TELEVISION, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

PARENT:	ACME COMMUNICATIONS, INC., a Delaware corporation By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

GUARANTORS:	ACME INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME INTERMEDIATE FINANCE, INC., a Delaware corporation By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME SUBSIDIARY HOLDINGS II, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME SUBSIDIARY HOLDINGS III, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION OF FLORIDA, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION OF ILLINOIS, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION OF MADISON, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION OF NEW MEXICO, L.L.C., a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION OF OHIO, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION OF OREGON, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION OF TENNESSEE, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION OF UTAH, L.L.C., a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION OF WISCONSIN, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION LICENSES OF FLORIDA, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION LICENSES OF ILLINOIS, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION LICENSES OF MADISON, LLC., a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION LICENSES OF NEW MEXICO, L.L.C., a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION LICENSES OF OHIO, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION LICENSES OF OREGON, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION LICENSES OF TENNESSEE, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION LICENSES OF UTAH, L.L.C., a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

ACME TELEVISION LICENSES OF WISCONSIN, LLC, a Delaware limited liability company By: Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & CFO

AGENT AND LENDERS:	WELLS FARGO FOOTHILL, INC., as Agent and a Lender By: Dena Seki Name: Dena Seki Title: Vice President

Schedule C-1 Commitments
Lender	Commitments
Wells Fargo Foothill, Inc.	$6,000,000
All Lenders	$6,000,000